SECURITIES AND EXCHANGE COMMISSION

			   Washington, D.C. 20549

				 FORM 8-K/A

			       CURRENT REPORT



		     Pursuant to Section 13 or 15(d) of the
			Securities Exchange Act of 1934

	Date of Report (date of earliest event reported): April 25, 1997


			  IATROS HEALTH NETWORK, INC.
	      (Exact name of registrant as specified in its charter)


   Delaware                     0-20345                  23-2596710
 ------------                -------------             --------------
State or other                  (Commission                     (I.R.S. Employer
jurisdiction of                 File Number)            Identification No.)


	       Ten Piedmont Center, Suite 400, Atlanta, Georgia 30305
	    --------------------------------------------------------
		 (Address of principal executive office) (Zip Code)

		    Registrant's telephone number: (404) 266-3643
	_________________________________________________________________


Item 4.

     The Registrant's independent public accountant, Asher & Company, Ltd. ("Asher"), for the last two fiscal years and any subsequent interim period did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was recommended by the President/Chief Operating Officer and Executive Vice President/ Chief Financial Officer and approved by the Chairman of the Board of Directors and Chief Executive Officer. During the Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with Asher on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

     The Registrant engaged Ernst & Young, L.L.C., Atlanta as its new independent public accountant on April 25, 1997.


Item 7.  Financial Statements and Exhibits.

     (A)     Letter re: Change in certifying accountant.



					 SIGNATURES

     Pursuant to the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



					      IATROS HEALTH NETWORK, INC.



Dated: June 6, 1997.                        By:  /s/Joseph Rzepka
					   ----------------------
					   Joseph Rzepka
					   Executive Vice President and Chief
					   Financial Officer